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                                                                      EXHIBIT 23
                              ACCOUNTANTS' CONSENT



       We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-32563) of H. J. Heinz Company SAVER Plan of our report dated June 15, 2000 relating to the financial statements of the H. J. Heinz Company SAVER Plan which appears in this Form 11-K.





                                                      PricewaterhouseCoopers LLP





Pittsburgh, Pennsylvania
June 28, 2000







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